UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 1, 2009

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation)	23-2990190
10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation)	23-0970240
P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2009, PECO Energy Company’s (PECO) board of directors increased the number of directors to eight, creating a vacancy in Class II. The PECO board appointed Charisse R. Lillie, 57, to fill the vacancy, effective as of January 1, 2010. Ms. Lillie is not being appointed to any committees, and will receive the standard compensation PECO pays its outside directors, as disclosed in PECO’s most recent Annual Report on Form 10-K in Item 11. PECO is reviewing whether there are any disclosable related person transactions with respect to Ms. Lillie and, if there are any, will disclose them by filing an amendment to this report on Form 8-K.

A copy of the press release announcing Ms. Lillie’s appointment is attached as Exhibit 99.1.

Section 8 – Other Events

Item 8.01. Other Events.

Frank M. Clark, Chairman and CEO of Commonwealth Edison Company, a subsidiary of Exelon Corporation (Exelon), has established a structured, prearranged stock trading plan to sell shares of Exelon common stock in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934.

Mr. Clark’s trading plan covers the sale of 5,000 shares of Exelon stock that he acquired more than six months ago through an Exelon incentive compensation plan and through the automatic reinvestment of dividends. These shares are expected to be sold between February 2010 and November 2010. The stock trading plan was established to enable Mr. Clark to diversify a portion of his holdings. The plan will allow him to do so in an orderly manner as part of his estate and tax planning activities.

Since February 2005 a number of Exelon’s senior officers have also entered into one or more similar pre-arranged stock trading plans to sell a limited number of shares of Exelon common stock in order to diversify their assets.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release

* * * * *

This combined Form 8-K is being furnished separately by Exelon and PECO (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and

(c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Third Quarter 2009 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 14; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/S/ MATTHEW F. HILZINGER
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

PECO ENERGY COMPANY

/S/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

December 7, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release